Exhibit 10.16

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

ADDENDUM TO THE

COLLABORATION AGREEMENT

BETWEEN

ELAB HISPANIA SLU

o	company incorporated under Spanish law, tax identification number NIF [*****], established in Spain, 08007 Barcelona, Rambla de Catalunya 62; domiciled in Italy at Via Carroccio 12, Milano C.F. [*****] - hereinafter ELAB or the company;

And

Enea Angelo TREVISAN

Identity document       [*****]

Fiscal code                   [*****]

Born in                    [*****] on [*****]

Place of Residence – Country [*****], [*****]

Domicile in Italy [*****], [*****]

Telephone [*****] (hereinafter referred to as the “Collaborator”).

Jointly “the Parties”.

GIVEN

A.	ELAB HISPANIA SLU signed a collaboration contract with Enea Angelo TREVISAN on 27/12/2021.

B.	The Parties agree to supplement the Agreement with this Addendum to the Agreement.

In view of the above, the Parties sign the following agreements:

ARTICLE 1. OBJECT OF THE CONTRACT

1.	The Contract is confirmed in all its parts, without prejudice to Article 4.1 relating to remuneration.

ARTICLE 2. DURATION

2.	This addendum is indefinitely valid from 1 May 2023.

ARTICLE 3. EQUIVALENT

3.	With reference to point 4.1 of the Contract, the Parties agree on a monthly fee of €2,000 to the Collaborator starting from 1 May 2023.

All other clauses of the contract signed on 27/12/2021 remain unchanged.

Read, confirmed and subscribed

Milan, 28 April 2023

ELAB HISPANIA S.L.U.	THE COLLABORATOR

/S/ Authorized Signatory	/S/ Enea Angelto Trevisan

Authorized Signatory	Enea Angelo TREVISAN